                                  EXHIBIT 99.2

                     LOCKUP, STANDSTILL AND VOTING AGREEMENT

          LOCKUP, STANDSTILL AND VOTING AGREEMENT (this "AGREEMENT"), dated as of November 18, 2005, by and among NATIONAL AUTO CREDIT, INC. ("NAC"), a
Delaware corporation, and (each of the following, a "SHAREHOLDER," and all of the following, collectively, the "SHAREHOLDERS"): FLEXNER WHEATLEY & ASSOCIATES
and MEETINGNET INTERACTIVE, INC. NAC and the Shareholders are hereinafter sometimes referred to collectively as the "PARTIES" and each as a "PARTY."

                                    RECITALS:

          WHEREAS, (A) NAC and the Shareholders have entered into a certain
Membership Interest Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of even date herewith, pursuant to which the parties thereto have agreed, inter alia, upon the terms and subject to the conditions set forth therein, that NAC will acquire all of the outstanding membership interests of Option Technologies
Interactive, Inc. ("OTI") (such acquisition, the "PURCHASE");

          WHEREAS, upon the closing of the transactions contemplated by the
Purchase Agreement, NAC will issue to the Shareholders shares of the Common
Stock (as defined below); and

          WHEREAS, as an inducement and a condition to entering into the
Purchase Agreement, NAC has required each Shareholder to agree, and each
Shareholder has agreed, to enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

          SECTION 1. - CERTAIN DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, capitalized terms defined in the Purchase Agreement and used but not defined in this Agreement are used herein with the respective meanings ascribed to them in the Purchase Agreement. For purposes of this
Agreement, the following terms shall have the following respective meanings:

               (a) "BENEFICIALLY OWN" or "BENEFICIAL OWNERSHIP" with respect to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"); provided, however, that, notwithstanding paragraph
(d) of Rule 13d-3, for purposes hereof a Shareholder shall not be deemed to
"beneficially own" shares of any class or series of Capital Stock having voting rights until such time as such Shareholder actually acquires such shares or acquires the right to vote such shares.

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               (b) "CAPITAL STOCK" means any class or series of the capital stock of NAC, whether voting or non-voting.

               (c) "COLLATERAL SECURITIES" means, collectively, (i) any shares of Common Stock that, as of the relevant time, have been issued to the
Shareholders (or any of them), (ii) any shares of Common Stock or other securities of NAC that, as of the relevant time, have been issued by NAC as a dividend on, or otherwise as a distribution on account of or with respect to
(including, without limitation, on account of any stock split or other recapitalization), any shares of Common Stock, and (iii) any shares of Common
Stock or other securities of NAC that, as of the relevant time, have been issued by NAC upon the exercise, conversion or exchange of any Capital Stock.

               (d) "COMMON STOCK" means the common stock, par value $.05 per share, of NAC.

               (e) "FAMILY MEMBER" of any Shareholder means (i) the spouse of such Shareholder, (ii) each child and grandchild of such Shareholder or of the spouse of such Shareholder, (iii) each parent of such Shareholder, (iv) each sibling of such Shareholder, (v) each mother-, father-, sister- and brother-in-law of such Shareholder, (vi) each trust or similar arrangement under or pursuant to which such Shareholder or any other individuals referred to in the preceding clauses (i) through (v) is a trustee (or similar official) or a direct or indirect beneficiary and (vii) each Person in which any Person (or group of Persons) referred to in the preceding clauses (i) through (vi) directly or indirectly owns beneficially or of record at least five percent (5%) of the outstanding voting stock or other equity interest.

               (f) "ISSUED SHARES" means the shares of Common Stock issued to the Shareholders under and pursuant to the Purchase Agreement.

               (g) "LOCKUP PERIOD" shall have the meaning set forth in Section
7(d) below.

               (h) "PERSON" means any individual, corporation, partnership
(limited or general), limited liability company, trust, joint venture, association or other entity.

               (i) "PRINCIPAL" means, with respect to any Shareholder that is a corporation, any individual that, as of the date of this Agreement, owns beneficially and of record at least twenty (20) percent (20%) of the outstanding capital stock of such Shareholder.

               (j) "REGISTRATION RIGHTS AGREEMENT" means that certain
Registration Rights Agreement, dated as of even date herewith, by and among the
Parties, as the same may be amended, supplemented or otherwise modified from time to time.

               (k) "SHAREHOLDER GROUP" means the Shareholders, together with their respective affiliates (i.e., a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, one or more of the Shareholders) and associates (as such term is defined in Rule 14a-1(a) under the Exchange Act) and any other Person with whom any of them acts as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of, or voting or otherwise granting any consent or approval with respect to the votes or similar rights attendant to, any securities of NAC. For the

                                      -46-

purposes of the foregoing, all Family Members and all Principals of any
Shareholder shall be deemed to be members of the Shareholder Group.

               (l) "STANDSTILL PERIOD" shall have the meaning set forth in
Section 6(c) below.

               (m) "TERMINATION DATE" shall have the meaning set forth in
Section 10 below.

               (n) As used herein, the term "VOTE" shall also include the giving of written consents or written approvals.

               (o) "VOTING PERIOD" shall have the meaning set forth in Section
5(a) below.

               (p) "VOTING SECURITIES" means, collectively, Voting Shares and any securities that are exercisable or exchangeable for, or convertible into,
Voting Shares.

               (q) "VOTING SHARES" means shares of the Common Stock and any other class or series of Capital Stock having voting rights.

          SECTION 2. - REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. The
Shareholders, jointly and severally, represent and warrant to NAC as follows:

               (a) OWNERSHIP OF SHARES. Upon the issuance of the Issued Shares to either Shareholder as contemplated by the Purchase Agreement, such
Shareholder will be the sole record and Beneficial Owner of such Issued Shares.
There are no outstanding options or other rights to acquire from either
Shareholder, or obligations of either Shareholder to sell or to acquire, any of the Issued Shares or any other shares of Common Stock. With respect to all
Issued Shares issued to either Shareholder and all other shares of Common Stock issued to, or otherwise acquired by, either Shareholder, such Shareholder will have sole voting power and sole power to issue instructions with respect to the matters herein, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with no limitations, qualifications or restrictions on such rights, subject, however, to applicable securities laws and the terms of this Agreement.

               (b) POWER; BINDING AGREEMENT. Each Shareholder has the legal capacity, and the requisite corporate power and authority, to enter into and perform all of such Shareholder's obligations under this Agreement. The execution and delivery of this Agreement by each Shareholder and the consummation by each Shareholder of the transactions contemplated thereby to be performed by it have been duly authorized by all necessary corporate action on the part of each Shareholder. This Agreement has been duly and validly executed and delivered by each Shareholder and constitutes a legal, valid and binding agreement of each Shareholder, enforceable against each Shareholder in accordance with its terms except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, regardless of whether such relief is considered at law or in equity. The execution, delivery and performance of this
Agreement by each Shareholder is not, and will not be, in breach or violation of
(a) the Certificate

                                      -47-

of Incorporation or Bylaws of either Shareholder, (b) any agreement, arrangement or understanding to which either Shareholder is a party or by which either
Shareholder is otherwise bound, (c) any Permit applicable to either Shareholder or (d) any law, regulation, order, judgment or decree, applicable to either
Shareholder and does not and will not result in, create or trigger the termination or acceleration of, or any right of termination or acceleration under, any such agreement, arrangement or understanding or any payment or other obligation or duty thereunder, result in the creation of any Lien on any assets of either Shareholder.

               (c) NO CONFLICTS. Except for filings under Sections 13(d) and 16 of the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority (a "GOVERNMENTAL
ENTITY") is necessary for the execution of this Agreement by any Shareholder and the consummation by each Shareholder of the transactions contemplated by this
Agreement to be performed by it. None of the execution and delivery of this
Agreement by either Shareholder, the consummation by either Shareholder of the transactions contemplated by this Agreement to be performed by it and compliance by either Shareholder with any of the provisions, terms and conditions of this
Agreement shall (i) conflict with or result in any breach of any organizational documents applicable to either Shareholder, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default
(or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which either Shareholder is a party or by which either
Shareholder or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to either Shareholder or any of either Shareholder's properties or assets.

               (d) NO ENCUMBRANCE. At all times during the term of this
Agreement, all of the Capital Stock and all Collateral Securities owned or held by either Shareholder will be held by such Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of any and all mortgages, claims, charges, liens, security interests, pledges or options, proxies, voting trusts or agreements, understandings or arrangements, or any other rights whatsoever (all of the foregoing together, collectively,
"ENCUMBRANCES"), except for any such Encumbrances arising hereunder in favor of
NAC. Notwithstanding the foregoing, a Shareholder shall be entitled to pledge its Issued Shares to secure a legitimate loan made to such Shareholder by an independent third party (an "INDEPENDENT LENDER") provided that such Shareholder gives NAC at least thirty (30) days' prior written notice of its intent to so pledge such Issued Shares and such Independent Lender executes and delivers to
NAC documentation, in form and substance satisfactory to NAC, providing, inter alia, that such Independent Lender agrees to be bound by this Agreement and agrees that it will not (pursuant to any foreclosure sale or otherwise) permit any of the Issued Shares pledged to it to be sold or otherwise transferred to any Person unless such Person shall have first executed and delivered to NAC documentation, in form and substance satisfactory to NAC, pursuant to which such
Person agrees, inter alia, to be bound by all of the terms and conditions of this Agreement.

               (e) NO FINDER'S FEES. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial adviser's or other similar fee or

                                      -48-

commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of either Shareholder.

               (f) RELIANCE BY NAC. Each Shareholder understands and
acknowledges that NAC is entering into the Purchase Agreement in reliance upon each Shareholder's execution, delivery and performance of this Agreement and the representations and warranties made by the Shareholders herein and in the
Purchase Agreement.

          SECTION 3. - DISCLOSURE. Each Shareholder agrees to permit NAC to publish and disclose in all documents and schedules filed with the Securities and Exchange Commission (the "SEC"), and any press release or other disclosure document that NAC, in its sole discretion, determines to be necessary or desirable in connection with the Purchase and any transactions related to the
Purchase, such Shareholder's identity and ownership of Common Stock (and, if applicable, Capital Stock and other Collateral Securities) and the nature of each Shareholder's commitments, arrangements and understandings under this
Agreement.

          SECTION 4. - DIRECTORS AND OFFICERS. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict either Shareholder from acting in the capacity as a director or officer of NAC or any subsidiary or other affiliate of NAC (it being understood that this Agreement shall apply to each Shareholder solely in such Shareholder's capacity as a member of, or holder of units or interests in, the Purchased
Entity prior to the Purchase and as a shareholder of NAC thereafter).

          SECTION 5. - VOTING AGREEMENT.

               (a) As used herein, the term "VOTING PERIOD" shall mean each period during which the Shareholder Group Beneficially Owns any Voting Shares.
If, following the termination of a Voting Period on account of the Shareholder
Group's ceasing to Beneficially Own any Voting Shares, the Shareholder Group's
again Beneficially Owns any Voting Shares, then a new Voting Period will commence. Notwithstanding anything contained herein to the contrary, the Voting
Period shall not extend beyond the Termination Date.

               (b) During each Voting Period, unless the requirements of this clause (b) have been waived by NAC pursuant to a resolution adopted by the Board of Directors of NAC (the "BOARD"), each Shareholder shall promptly and timely,
(I) on each and every Qualified Matter (as hereinafter defined) that is submitted to the shareholders of NAC for their vote and with respect to which the Voting Shares then owned by such Shareholder (or with respect to which such
Shareholder otherwise has voting power) may be voted, or the votes attendant to or associated with such Shares may be exercised, vote all such Voting Shares, or exercise such votes, in the same proportions in which all other Voting Shares voted on such Qualified Matter are voted (without taking into consideration, in determining such proportions, any Voting Shares that are not voted or with respect to which a "non-vote" or abstention is exercised or registered) and (II)
on each and every Qualified Matter that is submitted to the shareholders of NAC for their consent or approval and with respect to which such Shareholder may grant any right of consent or approval attendant to or associated with the
Voting Shares then owned by such Shareholder (or with respect to which such
Shareholder otherwise has voting power), exercise such right of consent or approval in the same proportions in which the right of consent or approval attendant to or associated with all other

                                      -49-

Voting Shares is granted or denied. As used herein, "QUALIFIED MATTER" means any of the following: (i) the election of members to the Board and (ii) all other matters with respect to which shareholders of NAC have the right to vote or exercise any right of consent or approval.

               (c) All determinations concerning the Beneficial Ownership of any
Voting Shares by the Shareholder Group (or any member thereof), including the determination of whether any Person is a member of the Shareholder Group, shall be made by the Board in its reasonable discretion.

               (d) In order more fully to assure the performance by each
Shareholder of its obligations under the foregoing provisions of this Section 5, each Shareholder hereby irrevocably constitutes and appoints James McNamara and
Robert V. Cuddihy, Jr., or either of them, and each of them individually, as such Shareholder's true and lawful attorney-in-fact and agent (with full power of substitution and resubstitution), to act for and in the name, place and stead of such Shareholder, in any and all capacities, to perform such Shareholder's obligations under this Agreement in the event that such Shareholder shall fail to perform such obligations himself or itself.

          SECTION 6. - STANDSTILL AGREEMENT.

               (a) STANDSTILL. At no time during the Standstill Period (as hereinafter defined) shall any Shareholder (except with the approval or consent of the Board as evidenced by a resolution duly adopted by the Board), in any manner, directly or indirectly, do, or cause or permit any Person controlled by such Shareholder to do, any of the following:

                    (i) acquire, or offer or agree to acquire, by purchase or
               otherwise, any beneficial interest in Voting Shares, or any securities convertible into or exercisable or exchangeable for, or any other right to acquire, any Voting Shares; provided, however, that the acquisition of (A) Common Stock pursuant to an employment agreement, if any, (B) Voting Shares issued by NAC by way of stock dividends or other distributions made on a pro rata basis with respect to all outstanding Voting Shares and (C)
               shares of Common Stock offered to such Shareholder, or shares of
               Common Stock issuable upon the exercise, exchange or conversion of any securities that are exercisable or exchangeable for, or convertible into shares of Common Stock and that have been offered to such Shareholder, pursuant to a general rights
               offering by NAC made on a pro rata basis to all of its
               shareholders, shall not be violative of the foregoing;

                    (ii) solicit proxies or consents or become a "participant"
               in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) of proxies or consents with respect to any Voting Shares with regard to any matter;

                    (iii) seek to advise, encourage or influence any Person with respect to the voting of any securities of NAC, or induce, attempt to induce or in any manner assist any other Person in initiating any stockholder proposal or tender or exchange offer for securities of NAC or any change of control of NAC, or for the purpose of convening a stockholders' meeting of NAC; provided, however, that (A) any

                                      -50-

               Shareholder may tender in any such tender or exchange offer and
               (B) no presentation before or other communication with the Board, and no discussion between or among any members of the Shareholder
               Group or any Family Member or Members of any member of the
               Shareholder Group or any Principal of any Shareholder, shall be deemed to constitute a violation of the foregoing restriction or prohibition;

                    (iv) acquire or agree to acquire, by purchase or otherwise, any class of equity securities of any entity that is publicly disclosed (by filing with the SEC or otherwise), or is otherwise known, to be the beneficial owner of more than 5% of the
               outstanding Capital Stock or any class or series thereof if, upon consummation of such acquisition, the Shareholder Group would (in the aggregate) own more than 5% of any class of equity securities of such entity;

                    (v) make any public announcement regarding any possibility, intention, plan or arrangement relating to a tender or exchange offer for securities of NAC or a business combination (or other similar transaction that would result in a change of control), sale of assets, liquidation or other extraordinary corporate transaction between such Shareholder and NAC, or take any action that could reasonably be expected to require NAC to make a public announcement regarding any of the foregoing;

                    (vi) deposit any Voting Securities in a voting trust or
               subject any Voting Securities to any arrangement or agreement with respect to the voting of securities of NAC, other than as provided in this Agreement; or

                    (vii) form, join or in any way participate in a partnership, limited partnership, syndicate or other group (or otherwise act in concert with any other Person, except as a member of the
               Shareholder Group), for the purpose of (A) acquiring, holding or voting of securities of NAC (other than pursuant to, or as contemplated by, this Agreement), or (B) taking any other actions restricted or prohibited under clauses (i) through (vi) of this
               Section 6(a), or announce an intention to do, or enter into any arrangement or understanding with others to do, any of the actions restricted or prohibited under clauses (i) through (vi)
               of this Section 6(a).

               (b) PERMITTED TRANSACTIONS.

                    (i) The restrictions contained in Section 6(a) of this
               Agreement shall immediately and automatically be suspended upon the occurrence, and during (but only during) the continuation, of any of the following events and/or the completion of any
               competing proposal of a shareholder of NAC, unless the relevant event occurs with the consent or approval of the Board: (A) the filing with the SEC of a Schedule 13D (or any successor filing)
               by any Person (other than James McNamara, Robert V. Cuddihy, Jr., current officers of NAC and its Subsidiaries, members of NAC's
               Board of Directors, or any member of the Shareholder Group) or group (other than the Shareholder Group or any group that
               contains among its members (I)

                                       -51-

               James McNamara Robert V. Cuddihy, Jr., current officers of NAC and its Subsidiaries, members of NAC's Board of Directors, or
               (II) one or more members of the Shareholder Group) indicating that such Person or group has acquired fifteen percent (15%) or more of the outstanding shares of Common Stock, which Schedule
               13D expresses an intention or possible intention of the filing party to assume control of NAC, whether by tender offer, merger, proxy contest or otherwise (provided that the foregoing shall no longer suspend such restrictions if a subsequent filing is made by such Person or group with the SEC indicating that such Person or group ceases to own at least fifteen percent (15%) of the outstanding shares of Common Stock or such Person or group subsequently makes a public announcement to the effect that such
               Person or group no longer has an intention or possible intention to assume control of NAC, whether by tender offer, merger, proxy contest or otherwise); (B) the commencement of a tender offer by any Person (other than any member of the Shareholder Group) or group (other than the Shareholder Group or any group that
               contains among its members one or more members of the Shareholder
               Group) to acquire fifteen percent (15%) or more of the
               outstanding shares of Common Stock (provided that the foregoing shall no longer suspend such restrictions after a subsequent filing is made by such Person or group with the SEC indicating that such Person or group ceases to own at least fifteen percent
               (15%) of the outstanding shares of Common Stock or such tender offer is terminated without such Person or group acquiring fifteen percent (15%) or more of the outstanding shares of Common
               Stock); or (C) the solicitation of proxies by any Person (other than NAC or any member of the Shareholder Group) or group (other than the Shareholder Group or any group that contains among its members one or more members of the Shareholder Group) to which
               Rules 14a-3 to 14a-15 under the Exchange Act (or any successor rules) apply, which proxies are intended to effect a change in the majority of members of the Board (provided that the foregoing shall no longer suspend such restrictions after such solicitation is withdraw, terminated or otherwise completed).

                    (ii) Section 6(a) above shall not prohibit transfers
               permitted by Section 7(b) below.

               (c) STANDSTILL PERIOD. As used herein, "STANDSTILL PERIOD" means the period from the date hereof through the Termination Date.

          SECTION 7. - LOCKUP AGREEMENT.

               (a) SCOPE OF LOCKUP. Except with the approval or consent of the
Board as evidenced by a resolution duly adopted by the Board or as otherwise expressly provided in subsection (b) below, none of the Shareholders shall during the Lockup Period sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, or pledge, grant a security interest in or otherwise encumber, any Capital Stock or other Collateral
Securities.

               (b) PERMITTED TRANSFERS. Notwithstanding subsection (a) above, any Shareholder shall be entitled and permitted to sell or otherwise transfer all or any of its shares of Capital Stock (i) to any other Person who or that is a member of the Shareholder Group or a Principal of such Shareholder, an affiliate of any member of the Shareholder Group or a Family

                                      -52-

Member of any member of the Shareholder Group, provided that each such Person who has not previously executed this Agreement shall have agreed in a written joinder agreement, in form and substance reasonably acceptable to NAC and delivered to NAC, (any such joinder agreement, a "JOINDER AGREEMENT") to be bound by this Agreement and the Registration Rights Agreement as a "Shareholder"
and "Party" hereunder and thereunder (any such Person, a "SUCCESSOR
SHAREHOLDER"), (ii) in or pursuant to a bona fide arm's-length transaction conducted on or through a national or regional securities exchange or through the NASDAQ system, or (iii) to any Person if (A) the sale or other disposition of such shares to such Person, when aggregated with all sales and other dispositions of any shares of Capital Stock by any member of the Shareholder
Group during the ninety (90) consecutive days immediately preceding the date of such sale or other disposition, does not exceed the greater of (I) two percent
(2%) of the number of shares of Common Stock then issued and outstanding or (II)
twice the average weekly reported volume of trading in shares of Common Stock on all national security exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding such sale or other disposition and (B) such Person (together with its affiliates) will not, upon the consummation of such sale or other disposition, own fifteen percent (15%) or more of the outstanding shares of Common Stock;
provided, however, that no sale or other transfer shall be permitted under or pursuant to the preceding clause (ii) or (iii) if such sale or other transfer is being made, directly or indirectly, to any member of the Shareholder Group or otherwise to, or coordinated with, any Person acting in concert with any member of the Shareholder Group (it being agreed that, if any member of the Shareholder
Group who is not a party to this Agreement shall acquire any shares of Capital
Stock within thirty (30) days either before or after the sale or other transfer of any shares of Capital Stock by any member of the Shareholder Group, such sale or other transfer shall be deemed to be in violation of this Agreement).

               (c) ADDITIONAL LOCKUP AGREEMENT. If an underwriter managing an underwritten offering of NAC's securities in connection with the registration of shares of Capital Stock requires the officers or directors of NAC to enter into a lockup agreement (an "INSIDER LOCKUP AGREEMENT"), each Shareholder also agrees to execute and deliver to such underwriter an additional lockup agreement, in substantially the same form and upon substantially same terms as the Insider
Lockup Agreement.

               (d) LOCKUP PERIOD. As used herein, "LOCKUP PERIOD" means the period from the date hereof through the Termination Date.

          SECTION 8. - PROXIES. Each Shareholder covenants that it shall not give a proxy or otherwise transfer any voting or similar rights with respect to any shares of Capital Stock or other Collateral Securities to any Person during the term of this Agreement, except as expressly permitted by this Agreement.
Notwithstanding the foregoing, a Shareholder may give a proxy to the person(s)
designated by the Board in connection with a proxy solicitation by the Board, provided that, pursuant to such proxy, the holder of such proxy is directed, during any Voting Period, to vote or exercise the vote attendant to the Voting
Shares owned by such Shareholder in accordance with Section 5 above. Any proxy granted or issued by any Shareholder in violation of the foregoing provisions of this Section 8 shall be null and void and of no force or effect.

                                      -53-

          SECTION 9. - LEGEND AND STOP TRANSFER INSTRUCTIONS.

               (a) Any certificate evidencing Voting Shares or any other
Collateral Securities issued at any time and owned, beneficially or of record, by either Shareholder (or any successor or assign thereof) shall (in addition to such other legend(s) as may be required under the Purchase Agreement or any other Collateral Document or by law) have the following legend written, printed or stamped upon the face thereof:

               THE SECURITIES REPRESENTED BY, OR TO BE ISSUED IN ACCORDANCE
               WITH, THIS CERTIFICATE OR INSTRUMENT ARE SUBJECT TO THE TERMS,
               CONDITIONS AND RESTRICTIONS OF A LOCKUP, STANDSTILL AND VOTING
               AGREEMENT, DATED AS OF NOVEMBER 18 2005, AMONG NATIONAL AUTO
               CREDIT, INC. AND CERTAIN SHAREHOLDERS, A COPY OF WHICH AGREEMENT
               IS ON FILE AT THE OFFICES OF NATIONAL AUTO CREDIT, INC. SUCH
               AGREEMENT, AMONG OTHER THINGS, MAY RESTRICT THE TRANSFER AND
               VOTING RIGHTS OF SUCH SECURITIES. SUCH SECURITIES REPRESENTED BY
               THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED,
               PLEDGED OR OTHERWISE TRANSFERRED, ENCUMBERED OR DISPOSED OF,
               EXCEPT AS EXPRESSLY PROVIDED IN SUCH AGREEMENT. STOP TRANSFER
               INSTRUCTIONS HAVE BEEN PLACED AGAINST SUCH SECURITIES AND THE
               CERTIFICATES EVIDENCING SUCH SECURITIES TO RESTRICT THEIR
               TRANSFER, EXCEPT AS PERMITTED UNDER SUCH AGREEMENT.

               (b) Each Shareholder consents to the placing of stop transfer instructions against such Shareholder's Voting Shares and other Collateral
Securities and the certificates evidencing such Voting Shares and other
Collateral Securities to restrict their transfer except as permitted under this
Agreement.

          SECTION 10. - TERMINATION. This Agreement shall terminate at the later of (i) the second anniversary hereof or (ii) on the date as of which both of the
Promissory Notes have been paid or otherwise discharged in full or (but for a default thereunder by NAC) have become payable in full; provided, however, that, if as of such date the Shareholder Group either Beneficially Owns or owns of record shares of Common Stock that would be equal to at least two and one-half percent (2.5%) of the then issued and outstanding shares of Common Stock, then this Agreement shall not terminate until the Shareholder Group no longer
Beneficially Owns or owns of record shares of Common Stock that would be equal to at least two and one-half percent (2.5%) of the then issued and outstanding shares of Common Stock. The date on which this Agreement terminates as provided in this Section 10 is herein referred to as the "TERMINATION DATE."

                                      -54-

          SECTION 11. - MISCELLANEOUS.

               (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement with respect to the subject matter hereof and thereof and supersedes all other prior or contemporaneous agreements and understandings, both written and oral, among the parties, or any of them, with respect to such subject matter.

               (b) SUCCESSORS AND ASSIGNS. This Agreement shall not be assigned or transferred by operation of law or otherwise without the prior written consent of NAC and the Shareholders, and any effort to make any assignment in violation of the foregoing shall be null and void and of no force or effect.
This Agreement shall be binding upon and enforceable against each Party and each
Party's respective heirs, beneficiaries, executors, representatives, successors and assigns and shall inure to the benefit of and be enforceable by each Party and each Party's respective heirs, beneficiaries, executors, representatives, successors and permitted assigns. Without limiting the scope or generality of the foregoing, this Agreement shall be binding upon and enforceable against the heirs, estate, executors, administrators, legal representatives, successors and assigns of each Shareholder (including, without limitation, any Successor
Shareholder, but not any Person to whom any shares of Capital Stock have been transferred as permitted by clause (ii) or (iii) of Section 7(b) above).

               (c) AMENDMENT AND MODIFICATION. This Agreement may not be
amended, altered, supplemented or otherwise modified except as provided in a written agreement executed and delivered by the Party to be charged therewith.

               (d) NOTICES. All notices and other communications required hereunder shall be in writing and shall be given as set forth in Section 11.2 of the Purchase Agreement; provided, however, that the address for any Successor
Shareholder shall be such address as is set forth in such Successor
Shareholder's Joinder Agreement or such more recent address of which such
Successor Shareholder has given written notice to NAC and the other Shareholders in the manner contemplated hereby.

               (e) SEVERABILITY. Any term or provision of this Agreement that is held to be invalid, illegal or unenforceable in any respect in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable (and, to the extent necessary, shall be deemed amended to be only so broad as is necessary to make it enforceable).

               (f) SPECIFIC PERFORMANCE. Each of the Shareholders recognizes and acknowledges that a breach by it of any of the covenants and agreements contained in this Agreement will cause NAC to sustain damages for which it would not have an adequate remedy at law for monetary damages, and therefore, each
Shareholder agrees that, in the event of any such breach or threatened breach,
NAC shall be entitled to the remedy of specific performance of such

                                      -55-

covenants and agreements and injunctive and other equitable relief, without being required to post any bond or provide any other surety or undertaking, in addition to any other remedy to which it may be entitled, at law or in equity.

               (g) NO WAIVER. No provision hereof may be waived, in whole or in part, except as provided in a written agreement executed and delivered by the
Party to be charged therewith. The failure of any Party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect of this Agreement at law or in equity, or to insist upon compliance by any other
Party with its obligation under this Agreement, and any custom or practice of the Parties at variance with the terms of this Agreement, will not constitute a waiver by such Party of its right to exercise any such or other right, power or remedy or to demand such compliance.

               (h) NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to confer upon any Person other than the Parties (and their respective heirs, beneficiaries, executors, representatives, successors and permitted assigns) any rights or remedies hereunder

               (i) MISCELLANEOUS PROVISIONS. This Agreement is subject to certain provisions, as to governing law and other matters, as set forth in
Article 11 of the Purchase Agreement.

               (j) INTERPRETATION. The descriptive headings used herein are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Unless otherwise specified herein, references to Sections and other divisions or subdivisions refer to Sections and other divisions or subdivisions of this Agreement. Words such as "herein,"
"hereinafter," "hereof," "hereto," "hereby" and "hereunder," and words of like import, unless the context requires otherwise, refer to this Agreement
(including any schedules or other attachments hereto). As used in this
Agreement, the masculine, feminine and neuter genders shall be deemed to include the others if the context requires. This Agreement is the product of mutual negotiation; and no Party shall be deemed the draftsperson hereof or of any portion or provision hereof.

               (k) EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the
Party incurring the expenses (subject, however, to clause (l) below).

               (l) INDEMNIFICATION. Each Shareholder shall indemnify and hold harmless NAC from and against, and shall reimburse NAC for, any and all damages, charges, claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and other costs of collection or enforcement)
resulting from or occasioned by any breach by such Shareholder of any of its representations, warranties, covenants and other agreements set forth in this
Agreement.

               (m) FURTHER ASSURANCES. From time to time, at any other Party's request and without further consideration, each Party shall execute and deliver any additional documents and take any further lawful actions as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this

                                      -56-

Agreement. No Shareholder shall take any action inconsistent with the purposes and provisions of this Agreement.

               (n) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE TO FOLLOW]

                                      -57-

          IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on the date first written above by its respective officer or other representative thereunder duly authorized.

NATIONAL AUTO CREDIT, INC.,           FLEXNER WHEATLEY & ASSOCIATES
a Delaware corporation

By:                                   By:
    -------------------------------       ----------------------------
Name: Robert V. Cuddihy, Jr.          Name: William A. Flexner
Title: Chief Financial Officer        Title: President

                                      By:
                                          ----------------------------
                                      Name: Kimbal L. Wheatley
                                      Title: Chief Financial Officer

                                      MEETINGNET INTERACTIVE, INC.

                                      By:
                                          ----------------------------
                                      Name: Ray Franklin
                                      Title: President

                                      By:
                                          ----------------------------
                                      Name: Mark Fite
                                      Title: Chief Financial Officer

By signing below, William A. Flexner and Kimbal L. Wheatley, jointly and severally, agree to cause Flexner Wheatley & Associates to comply fully with all of its representations, warranties, covenants and other agreements and obligations under the foregoing Agreement, and Ray Franklin and Mark Fite, jointly and severally, agree to cause MeetingNet Interactive, Inc. to comply fully with all of its representations, warranties, covenants and other agreements and obligations under the foregoing Agreement.

----------------------------------    -----------------------------
WILLIAM A. FLEXNER                    KIMBAL L. WHEATLEY

----------------------------------    -----------------------------
RAY FRANKLIN                          MARK FITE

                                      -58-